UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 11, 2016

Date of Report (Date of earliest event reported)

NOVUS ROBOTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140396	20-3061959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7669 Kimbal Street Mississauga, Ontario Canda	L5S 1A7
(Address of principal executive offices)	(Zip Code)

(905) 672-7669
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

This Current Report on Form 8-K is being amended to reflect that the Board of Directors approved the cancellation of the share certificate previously issued to Berardino Paolucci evidencing 22,720,000 shares of restricted common stock, which shares were issued based to Mr. Paolucci in accordance with conversion terms of those certain convertible notes. The 22,720,000 shares were subsequently reduced to 75,733 shares of common stock based upon the reverse stock split of one for three hundred (1:300) (the “Reverse Stock Split”). Thus 75,733 shares are being returned to treasury.

On January 21, 2015, the Board of Directors of Novus Robotics, Inc., a corporation organized under the laws of the State of Nevada (the “Company”) authorized the issuance of an aggregate 22,720,000 shares of restricted common stock to Berardino Paolucci, its President/Chief Executive Officer (“Paoulcci”). The Company had previously issued that certain convertible promissory note dated December 15, 2006 in the principal amount of $60,000.00 (the “Treanor Convertible Note”), to Stephen Treanor (“Treanor”), which a portion of the principal and accrued interest in the amount of $36,000 was subsequently settled pursuant to the terms and provisions of that certain settlement agreement dated December 15, 2009 between the Company and Treanor (the “Treanor Settlement Agreement”). The Company had also previously issued that certain convertible promissory note dated April 15, 2008 in the principal amount of $40,000.00 (the “Boyle Convertible Note”), to Donna Boyle (“Boyle”), which all the principal and accrued interest in the amount of $41,600.00 was subsequently settled pursuant to the terms and provisions of that certain settlement agreement dated December 15, 2009 between the Company and Boyle (the “Boyle Settlement Agreement”). And, lastly, the Company had previously issued that certain convertible promissory note dated December 15, 2006 in the principal amount of $60,000.00 (the “Russell Convertible Note”), to Raymond Russell (“Russell”), which a portion of the principal and accrued interest in the amount of $36,000 was subsequently settled pursuant to the terms and provisions of that certain settlement agreement dated December 15, 2009 between the Company and Russell (the “Russell Settlement Agreement”).

In accordance with the terms and provisions of that certain share exchange agreement dated January 27, 2012 (the “Share Exchange Agreement”) between the Company and D Mecatronics Inc., a private corporation (“D Mecatronics”) and the shareholders of D Mecatronics (the “D Mecatronics Shareholders”), the Company acquired all of the total issued and outstanding shares of D Mecatronics in exchange for the issuance of shares of its common stock to the D Mecatronic Shareholders and the assignment the Treanor Convertible Note, the Boyle Convertible Note and the Russell Convertible Note. Treanor thus subsequently entered into that certain assignment of settlement agreement dated January 2, 2013 (the “Treanor Assignment of Settlement Agreement”), with Paolucci pursuant to which Treanor assigned to Paolucci all of his right, title and interest in and to the Treanor Settlement Agreement and the issuance of shares. Russell also subsequently entered into that certain assignment of settlement agreement dated January 2, 2013 (the “Russell Assignment of Settlement Agreement”), with Paolucci pursuant to which Russell assigned to Paolucci all of his right, title and interest in and to the Russell Settlement Agreement and the issuance of shares. Lastly, Boyle also subsequently entered into that certain assignment of settlement agreement dated January 2, 2013 (the “Boyle Assignment of Settlement Agreement”), with Paolucci pursuant to which Boyle assigned to Paolucci all of her right, title and interest in and to the Boyle Settlement Agreement and the issuance of shares.

The Company acknoweldged the Treanor Convertible Note, the Russell Convertible Note and the Boyle Convertible Note (which have all been evidenced on the Company’s audited financial statements) and the payment by the Company to Paolucci during December 2014 of an aggregate $86,939.69 regarding the remaining debt due and owing (the “Repayment of Debt”). The Board of Directors has been advised by the Company’s current auditors that at the time of financial accounting and treatment of consummation of the Share Exchange Agreement, there were inaccuracies regarding the amounts recorded due and owing under the Russell Convertible Note, the Treanor Convertible Note and the Boyle Convertible Note and hence the amounts that the Company was still contractually obligated on the respective notes were also incorrect.

Therefore, Mr. Paolucci shall return to the transfer agent his share certificate evidencing the issuance of the 22,720,000 shares of restricted common stock and, as reduced to 75,733 shares of common stock per the reverse stock split, return the 75,733 shares to treasury.

Beneficial Ownership Table

The following tables set forth information as of April 11, 2016 regarding the beneficial ownership of our common stock: (a) each stockholder who is known by us to own beneficially in excess of 5% of our outstanding common stock; (b) each director known to hold common or preferred stock; (c) our chief executive officer; and (d) the executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership of common stock is based upon 50,295,500 shares of common stock and 1,000,000 shares of Series B preferred stock issued and outstanding as of April 11, 2016.

		NUMBER OF SHARES		PERCENT OF SHARES
NAME AND ADDRESS OF	TITLE	BENEFICIALLY		BENEFICIALLY
BENEFICIAL OWNER	OF CLASS	OWNED		OWNED

Berardino Paolucci	Common	24,596,808	(1)	48.90%
7669 Kimbal Street	Preferred	500,000		50%
Mississauga, Ontario Canada L5S 1A7

Drasko Karanovic	Common	24,547,200	(2)	48.73%
7669 Kimbal Street	Preferred	500,000		50%
Mississauga, Ontario Canada L5S 1A7

Beth Carey 7669 Kimbal Street Mississauga, Ontario	Common	-0-		0%
Canada L5S 1A7	Preferred	-0-		0%

All executive officers and	Common	49,144,008		97.71%
directors as a group (3 person)	Preferred	1,000,000		100%

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Current Report. Figure takes into consideration the Reverse Stock Split of 300 to 1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUS ROBOTICS INC.

DATE: April 12, 2016	By:	/s/ Berardino Paolucci
	Name:	Berardino Paolucci
	Title:	President/Chief Executive Officer